UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        August 11, 2000 (August 10, 2000)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            MERRIMAC INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                        0-11201                       22-1642321
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                   (IRS Employer
   of incorporation)                 File Number)            Identification No.)



            41 Fairfield Place, West Caldwell, New Jersey 07006-6287
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (973) 575-1300
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
------   ------------

         Registrant's  press release dated August 10, 2000 is filed  herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                  20.      Press Release of Registrant dated August 10, 2000.



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRIMAC INDUSTRIES, INC.
                                         --------------------------
                                               (Registrant)


                                         By  /s/ Robert V. Condon
                                           ---------------------------------
                                                 Robert V. Condon
                                            Vice President, Finance and
                                              Chief Financial Officer

Date:  August 11, 2000

                                  EXHIBIT INDEX



                                                                Sequentially
Exhibit                                                         Numbered Page
-------                                                         -------------


   20.            Press Release of Registrant dated
                  August 10, 2000.